SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 27, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and Servicing Agreement, dated as of May 1, 1999, providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-11)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

        New Jersey                      33-5042               21-0627285
--------------------------------------------------------------------------------
      (State or other jurisdiction   (Commission            (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On May 27, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-11 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-11") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated April 22, 1999 as supplemented by the Prospectus Supplement dated May 25, 1999.

The original principal balance of each Class of the Certificates is as follows:

 Class A1                   $30,939,608.00
 Class A2                   $45,707,200.00
 Class A3                  $171,374,222.00
 Class A4                   $41,356,970.00
 Class A5                   $41,356,790.00
 Class A6                  $236,250,000.00
 Class A7                  $150,998,836.00
 Class A8                   $53,979,484.00
 Class A9                    $1,000,000.00
Class A10                   $18,929,196.00
Class A11                    $6,694,000.00
Class A12                    $1,306,000.00
Class A13                   $21,000,000.00
Class A14                    $6,461,538.00
Class A15                    $5,000,000.00
Class A16                    $5,000,000.00
Class A17                    $5,000,000.00
Class A18                    $5,630,052.00
Class A19                    $5,630,052.00
Class A20                      $649,621.00
Class A21                    $5,000,000.00
Class A22                   $95,240,025.00
 Class R                           $100.00
 Class RL                          $100.00
 Class M                    $17,620,000.00
 Class B1                    $7,143,000.00
 Class B2                    $4,286,000.00
 Class B3                    $4,762,000.00
 Class B4                    $1,905,000.00
 Class B5                    $2,381,001.00
 Total :                   $992,650,795.00



The initial Junior Percentage and initial Senior Percentage for Pool 1999-11 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-11 as of the initial issuance of the Certificates are $323,391.00, $9,524,003.00 and $9,524,003.00, respectively, representing approximately .03%, 1.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of May 1, 1999 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-11

Pool 1999-11 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $952,400,249.61.

The interest rates (the "Mortgage Rates") borne by the 2914 Mortgage Loans conveyed by GECMSI to Pool 1999-11 range from 6.1250% to 11.0000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1875% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-11 ranged from $32,000.00 to $1,500,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-11 is $326,836.05, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-11 is March 18, 1986, and the latest scheduled maturity date of any such Mortgage Loan is May 1, 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-11 is 74.1538%.

The Mortgage Loans in Pool 1999-11 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-11:

   MORTGAGE                     AGGREGATE BALANCES         % OF POOL BY
     RATES     # OF LOANS      AS OF CUT-OFF DATE        AGGREGATE BALANCE
     -----     ----------      ------------------        -----------------
    6.1250%         1              $442,569.43               0.0465%
    6.2500%         2              $567,085.53               0.0595%
    6.3750%        18            $6,775,957.24               0.7115%
    6.5000%        33           $10,667,748.45               1.1201%
    6.6250%        61           $20,526,906.72               2.1553%
    6.7500%       133           $43,735,759.91               4.5922%
    6.8750%       299          $102,059,847.68              10.7161%
    6.9000%         1              $313,397.01               0.0329%
    7.0000%       568          $188,127,893.19              19.7529%
    7.1250%       484          $160,497,379.24              16.8519%
    7.2500%       461          $153,686,707.38              16.1367%
    7.3000%         1              $284,749.40               0.0299%
    7.3500%         1              $297,152.29               0.0312%
    7.3750%       354          $115,979,090.16              12.1775%
    7.5000%       219           $69,056,656.14               7.2508%
    7.6250%        92           $28,142,584.19               2.9549%
    7.7500%        57           $16,367,522.72               1.7186%
    7.8000%         1              $180,109.16               0.0189%
    7.8750%        21            $6,843,383.55               0.7185%
    8.0000%         5            $1,357,150.02               0.1425%
    8.1200%         1              $119,621.62               0.0126%
    8.1250%         9            $3,202,241.54               0.3362%
    8.2500%         5            $1,361,699.35               0.1430%
    8.3750%         7            $1,958,606.92               0.2057%
    8.5000%        10            $2,695,991.95               0.2831%
    8.6250%        14            $4,124,490.98               0.4331%
    8.7500%        11            $2,935,880.38               0.3083%
    8.8750%        16            $4,403,543.62               0.4624%
    9.0000%         5            $1,173,166.63               0.1232%
    9.1250%         3              $571,573.24               0.0600%
    9.2500%         5            $1,407,893.05               0.1478%
    9.3750%         2              $574,286.22               0.0603%
    9.5000%         2              $466,375.72               0.0490%
    9.7500%         1              $300,935.13               0.0316%
   10.0000%         1              $127,700.64               0.0134%
   10.1250%         1              $115,382.64               0.0121%
   10.2500%         5              $524,850.77               0.0551%
   10.3750%         2              $182,146.48               0.0191%
   10.7500%         1              $144,184.93               0.0151%
   11.0000%         1              $100,028.39               0.0105%
     Total      2,914          $952,400,249.61             100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-11 :

       ORIGINAL                        AGGREGATE BALANCES    % OF POOL BY
       BALANCES          # OF LOANS    AS OF CUT-OFF DATE    AGGREGATE BAL.
       --------          ----------    ------------------    --------------
$      0 - 227,150           225        $33,166,797.19           3.4824%
$227,151 - 250,000           162        $38,998,861.79           4.0948%
$250,001 - 300,000         1,034       $285,600,944.53          29.9876%
$300,001 - 350,000           631       $203,733,642.66          21.3916%
$350,001 - 400,000           368       $137,585,306.42          14.4461%
$400,001 - 450,000           193        $82,098,470.17           8.6202%
$450,001 - 600,000           219       $110,458,782.46          11.5979%
$600,001 - 650,000            48        $30,499,123.51           3.2023%
$650,001 - 1,500,000          34        $30,258,320.88           3.1771%
Total                      2,914       $952,400,249.61         100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-11 is $1,500,000.00.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-11 is $31,951.15.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-11:

       YEAR OF                          AGGREGATE BALANCES     % OF POOL BY
     ORIGINATION       # OF LOANS       AS OF CUT-OFF DATE    AGGREGATE BALANCE
     -----------       ----------       ------------------    -----------------
         1986              10              $1,050,108.92          0.1103%
         1987               1                $144,184.93          0.0151%
         1988               1                $102,578.25          0.0108%
         1991               6              $1,693,925.86          0.1779%
         1992              62             $16,493,799.49          1.7318%
         1993               3              $1,210,621.73          0.1271%
         1996               4                $912,157.62          0.0958%
         1997               7              $1,941,858.89          0.2039%
         1998             153             $49,086,817.26          5.1540%
         1999           2,667            $879,764,196.66         92.3733%
        Total           2,914            $952,400,249.61        100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-11:

  LOAN-TO-VALUE                         AGGREGATE BALANCES       % OF POOL BY
RATIO AT ORIGINATION   # OF LOANS      AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------   ----------      ------------------     -----------------

  00.000 - 50.00         146               $49,034,595.17            5.1485%
  50.001 - 60.00         182               $62,082,069.99            6.5185%
  60.001 - 70.00         433              $149,470,769.71           15.6941%
  70.001 - 75.00         458              $152,828,296.38           16.0466%
  75.001 - 80.00       1,302              $424,126,764.64           44.5324%
  80.001 - 85.00          52               $15,217,298.19            1.5978%
  85.001 - 90.00         234               $71,621,151.91            7.5201%
  90.001 - 95.00         107               $28,019,303.62            2.9420%
     Total             2,914              $952,400,249.61          100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-11:
                                                                 % OF POOL BY
      TYPE OF DWELLING    # OF LOANS    AGGREGATE BALANCES    AGGREGATE BALANCE
      ----------------    ----------    ------------------    -----------------
                                         AS OF CUT-OFF DATE
Single-family detached        2,694       $887,145,906.96           93.1485%
Single-family attached           70        $21,152,498.02            2.2210%
Condominium                     107        $29,367,777.26            3.0835%
2 - 4 Family Units               43        $14,734,067.37            1.5470%
Total                         2,914       $952,400,249.61          100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-11:

                                AGGREGATE BALANCES        % OF POOL BY
 OCCUPANCY       # OF LOANS      AS OF CUT-OFF DATE     AGGREGATE BALANCE
 ---------       ----------      ------------------     -----------------
Owner Occupied        2,847       $932,699,942.70               97.9315%
Vacation                 48        $14,287,761.22                1.5002%
Investment               19         $5,412,545.69                0.5683%
Total                 2,914       $952,400,249.61              100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-11:

                                        AGGREGATE BALANCES        % OF POOL BY
STATE                  # OF LOANS       AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----                  ----------       ------------------     -----------------
Alabama                      6           $1,923,954.11             0.2020%
Arizona                     71          $19,973,365.09             2.0972%
Arkansas                     2             $599,194.98             0.0629%
California               1,409         $475,789,010.72            49.9571%
Colorado                    80          $24,525,679.05             2.5751%
Connecticut                 44          $15,633,049.26             1.6414%
Delaware                     7           $1,963,551.87             0.2062%
District Of Columbia        22           $7,595,271.04             0.7975%
Florida                     87          $26,207,332.83             2.7517%
Georgia                     56          $18,032,301.53             1.8934%
Hawaii                       3           $1,476,199.98             0.1550%
Idaho                        3             $640,280.69             0.0672%
Illinois                    87          $29,114,981.05             3.0570%
Indiana                      4           $1,305,547.85             0.1371%
Iowa                         6           $2,020,510.08             0.2121%
Kansas                       1             $276,705.72             0.0291%
Kentucky                     7           $2,412,671.35             0.2533%
Louisiana                    5           $1,494,275.23             0.1569%
Maine                        2             $483,256.34             0.0507%
Maryland                   103          $31,855,519.15             3.3448%
Massachusetts               96          $30,220,330.56             3.1731%
Michigan                    33          $11,240,725.46             1.1803%
Minnesota                    9           $2,779,139.66             0.2918%
Mississippi                  2             $347,453.40             0.0365%
Missouri                    13           $4,402,989.50             0.4623%
Montana                      2             $546,863.55             0.0574%
Nebraska                     3           $1,037,086.27             0.1089%
Nevada                      18           $5,876,609.52             0.6170%
New Hampshire                6           $1,751,919.48             0.1839%
New Jersey                 176          $55,226,231.75             5.7986%
New Mexico                  10           $2,895,316.30             0.3040%
New York                    76          $23,653,349.90             2.4835%
North Carolina              38          $12,037,042.55             1.2639%
Ohio                        21           $7,032,402.64             0.7384%
Oklahoma                     3           $1,049,527.34             0.1102%
Oregon                      32          $10,629,725.63             1.1161%
Pennsylvania                68          $22,807,590.72             2.3947%
South Carolina              17           $5,392,526.77             0.5662%
Tennessee                    7           $2,625,416.85             0.2757%
Texas                       41          $12,064,525.02             1.2667%
Utah                        22           $7,201,323.47             0.7561%
Vermont                      3             $957,368.76             0.1005%
Virginia                   123          $37,777,420.33             3.9665%
Washington                  80          $25,861,454.38             2.7154%
Wisconsin                    9           $3,181,147.38             0.3340%
Wyoming                      1             $482,104.50             0.0506%
Total                    2,914         $952,400,249.61           100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-11:

                                       AGGREGATE BALANCES      % OF POOL BY
 YEAR OF MATURITY      # OF LOANS      AS OF CUT-OFF DATE    AGGREGATE BALANCE
 ----------------      ----------      ------------------    -----------------
       2012                 2              $420,914.06              0.0442%
       2016                10            $1,050,108.92              0.1103%
       2017                 1              $144,184.93              0.0151%
       2018                 4            $1,330,382.60              0.1397%
       2019                25            $7,365,032.63              0.7733%
       2021                 1              $227,462.85              0.0239%
       2022                64           $17,155,308.85              1.8013%
       2023                 1              $275,431.34              0.0289%
       2024                23            $6,459,992.32              0.6783%
       2026                 2              $377,362.33              0.0396%
       2027                 8            $2,869,862.00              0.3013%
       2028               107           $34,146,309.46              3.5853%
       2029             2,666          $880,577,897.32             92.4588%
      Total             2,914          $952,400,249.61            100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-11 calculated as of the Cut-off Date is 355 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-11:

                                      AGGREGATE BALANCES     % OF POOL BY
PURPOSE OF LOAN         # OF LOANS     AS OF CUT-OFF DATE  AGGREGATE BALANCE
---------------         ----------     ------------------  -----------------
Purchase                 1,473          $486,037,676.99        51.0330%
Rate Term/Refinance      1,147          $367,904,691.16        38.6291%
Cash-out Refinance         294           $98,457,881.46        10.3379%
Total                    2,914          $952,400,249.61       100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of April 25, 1994, for certain of the Series 1999-11 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-11 Certificates, dated as of May 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              GE Capital Mortgage Services, Inc.



                                              By:/s/ Syed W. Ali
                                                 ------------------
                                              Name:  Syed W. Ali
                                              Title: Vice President



Dated as of May 27, 1999

                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              GE Capital Mortgage Services, Inc.



                                              By: ___________________
                                              Name:  Syed W. Ali
                                              Title: Vice President





Dated as of May 27, 1999

                                  EXHIBIT INDEX


The exhibits are being filed herewith:


      EXHIBIT NO.                   DESCRIPTION                     PAGE
      -----------                   -----------                     ----

          1.1        The Underwriting Agreement, dated
                     as of September 21, 1995, and the
                     related Terms Agreement, dated as
                     of April 25, 1994, for certain of
                     the Series 1999-11 Certificates
                     between GE Capital Mortgage
                     Services, Inc. and Bear, Stearns &
                     Co. Inc.

          4.1        The Pooling and Servicing Agreement
                     for the Series 1999-11
                     Certificates, dated as of May 1,
                     1999, between GE Capital Mortgage
                     Services, Inc., as seller and
                     servicer, and State Street Bank and
                     Trust Company, as trustee.